2011 Credit Suisse Energy Summit Steve Blank, Senior Vice President, CFO and Treasurer February 11, 2011 Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. The words “believe,” “expect,” “should,”
“targeting,” “estimates,” and other similar expressions identify forward-
looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP
Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and
www.nustargpholdings.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is
a leading publicly traded
partnership with a market
capitalization of around $4.4 billion
and an enterprise value of
approximately $6.4 billion
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general
partner interest, incentive
distribution rights and 15.6% of the
common units in NuStar Energy
L.P. with a market capitalization of
around $1.6 billion
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (02/04/11): $68.26 $36.42
Annual Distribution/Unit: $4.30 $1.92
Yield (02/04/11): 6.30% 5.27%
Market Capitalization: $4,410 million $1,550 million
Enterprise Value $6,366 million $1,561 million
Credit Ratings – Moody’s Baa3/Stable n/a
S&P and Fitch BBB-/Stable n/a
83.1%
Membership Interest
82.4%
L.P. Interest
Public Unitholders
35.4 Million NSH Units
Public Unitholders
54.3 Million NS Units
16.9%
Membership
Interest
2.0% G.P. Interest
15.6% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.2 Million NSH Units
NYSE:  NSH
NYSE: NS

NuStar

LEGEND
Third-Party Leased Asphalt Terminal
Asphalt Refinery
North Refined Products Pipelines System
East Refined Products Pipelines System
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
MA
NH
ME
Vancouver (2)
Portland
Benicia
Stockton
Pittsburg Asphalt
Los Angeles
Rawlins
Denver
Colorado Springs
Mandan
Jamestown (North)
Aberdeen
Mitchell
Yankton
Norfolk
Osceola
Columbus
Geneva
North Platte
Phillipsburg
Concordia
Salina
Hutchinson
Council Bluffs
Moorhead
Sioux Falls
Rock Rapids
Le Mars
Indianapolis
Albany
New Haven
Linden (2)
Paulsboro
Baltimore
Salisbury
Piney Point
Hopewell
Newport News
Virginia Beach
Charlotte
Wilmington
Charleston
Savannah
Brunswick
Jacksonville
Montgomery
Mobile
St. James
Houston
Texas City (2)
Corpus Christi
Edinburg
Brownsville
Burgos Basin PEMEX
Harlingen
Laredo
Alamogordo
El Paso
Abernathy
Lubbock
Amarillo
Wichita Falls
Ringgold
Southlake
Saginaw
Catoosa Asphalt
Rosario Asphalt
Albuquerque
Dixon
Edwardsville
Gainesville
Macon
Caribbean
St. Eustatius
England
Ireland
Scotland
Germany
Denmark
Belgium
France

Large and Diverse Geographic Footprint
with Assets in Key Locations
Asset Stats:
Operations in seven
different countries
including the U.S.,
Mexico, Netherlands,
England, Ireland,
Scotland and Canada
8,417 miles of crude oil
and refined product
pipelines
Own 88 terminal and
storage facilities
Over 93 million barrels of
storage capacity
2 asphalt refineries on
the U.S. East Coast
capable of processing
104,000 bpd of crude oil

43%
35%
22%
Percentage of 2010
Segment Operating Income
Approximately 78% of NuStar Energy’s 2010 segment operating income came from fee-based transportation and storage segments
Remainder of 2010 segment operating income was related to margin-based asphalt and fuels marketing segment
Storage: 43%
Transportation: 35%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 22%
Asphalt
Fuels Marketing
Product Supply, Bunkering and Fuel Oil
Marketing
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas. 6

Historical Distributable Cash Flows

NS Distributable Cash Flows ($ in Millions)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
$56
$68
$86
$102
$154
$214
$221
$319
$346
$320
• 2011 distributable cash flows projected to be higher than 2009 levels

NuStar Energy L.P.’s Distribution has been Covered
by the Non-Asphalt Operations Distributable Cash
Flows Since Asphalt Acquisition in March 2008
Jan 1, 2008 –
December 31, 2010
Non-Asphalt Operations Distributable Cash Flows               $896.3*
Total Distribution 835.7
Excess Distributable Cash Flows $60.6
% of Distribution Covered by
Non-Asphalt Operations Distributable Cash Flows 107%
Asphalt Operations Distributable Cash Flows $88.5
*   Includes transportation, storage and fuels marketing operations

(Dollars in Millions)

Transportation Segment Overview 9

2006 2007 2008 2009 2010
$170
$176
$186
$190
$199

2010 Transportation Segment Results Improved over 2009..
2011 EBITDA Expected to be lower than 2010
Transportation Segment EBITDA
(in Millions)
2010 Summary
Record EBITDA for transportation segment
Throughputs ~1% higher than 2009.  Improving economy and customer turnaround delayed into 2011.
Higher tariff revenue due to increased tariff rates and increased throughput volumes on higher tariff long haul pipelines.
2011 Outlook
$1-$5 million of additional EBITDA from internal growth projects. Eagle Ford  shale crude project with Koch Pipeline Company should be completed in mid-2011.
Revised FERC Indexation adjustment of 2.65% takes effect July 1, 2011.  Tariffs projected to increase ~7% on July 1, 2011.
Throughputs projected to be down ~4%.  Heavy customer turnaround schedule and changing market conditions could negatively impact throughputs.
Segment EBITDA expected to be $5-$10 million lower in 2011.

Shale Formations
Bakken Shale Formation
Bakken Shale Formation ext
Niobrara Shale Formation
Barnett Shale Formation
Eagle Ford - Oil Window
Eagle Ford - Wet Gas Window
Eagle Ford - Dry Gas Window
Canada
MT
ND
MN
SD
WY
WI
MI
NE
IA
NV
UT
CO
KS
MO
OK
AR
TX
LA
IN
OH
PA
NY
FL
Blue Island
St. James
CC North Beach
NuStar Pipelines
1 - Colorado Crude Gath System
2 - Wichita Falls Crude
3 - Southlake Pipeline
4 - Ardmore Crude
5 - Houston Pipeline
6 - Three Rivers to Tribble Lane
7 - Corpus - 3 Rivers Crude PL
8 - Corpus Christi Chemical PL
9 - CC - ODEM - 3 Rivers PL
0 100 200 400 Miles
Pettus
3 Rivers
McMullen
Karnes
DeWitt
Victoria
Goliad
Calhoun
Refugio
Duval
Jim Wells
Nueces
1
2
3
4
5
6
7
8
9

Transportation Segment Assets in close
proximity to key Shale Formations
Transportation Segment Assets in close
proximity to key Shale Formations
Shale Development Strategy
There are four key shale developments located in NuStar’s Mid-Continent and Gulf
Coast regions, including the Bakken, Niobrara, Barnett, and Eagle Ford developments
Our strategy is to optimize and grow the existing asset base, and maximize the value of the assets located in or near shale developments

Storage Segment Overview 12

2010 Storage Segment Results Improved over 2009
..2011 EBITDA Expected to be Higher than 2010

Storage Segment EBITDA
(in Millions)
2010 Summary
Record EBITDA for Storage Segment
Storage tank renewals and escalations increased revenues during the year.
Acquired three storage terminal facilities in Mobile, AL in May, 2010.
St. Eustatius terminal reconfiguration project completed in 4 th
quarter.
2011 Outlook
Demand for storage should remain strong
Expect to close on Joint Venture agreement related to two Turkey storage terminal facilities in 1
st
quarter 2011.
Benefits from St. James Phase 1 storage expansion project should begin in 3 rd
quarter 2011.
Full year of EBITDA from Mobile, AL acquisition and St. Eustatius terminal project.
Segment EBITDA should be $30 to $40 million higher.
2006 2007 2008 2009 2010
$162
$177
$208
$242
$256

Plan to expand our St. James, Louisiana
terminal in two phases
Phase 1 – Third-Party Crude Oil Storage
Construct 3.2 million barrels of crude oil storage
Projected CAPEX of $125 to $145 million, with projected average annual
EBITDA of $15 to $25 million
Expected in-service 3
rd
quarter 2011
Phase 2 – Third-Party Crude Oil Storage
Project in early planning stages
Should be similar in size to Phase 1 project
Could grow in size based on customer demand
Expected in-service last half of 2012

Plan to construct new tanks for distillate
service at our St. Eustatius terminal
Construct one million barrels of new storage for distillate service
Interested customers include several large oil companies
Projected CAPEX of $40 to $50 million, with projected average annual EBITDA of $5 to $10 million
Expected in-service 3
rd
quarter 2012

BLACK SEA
TEKIRDAG
ISTANBUL
MARMARA SEA
CANAKKALE
IZMIT
K.EREGLI
SAMSUN
GIRESUN
TRABZON
HOPA
ANKARA
TURKEY
NEMRUT
IZMIR
GULLUK
ANTALYA
MERSIN
CEYHAN
AEGEAN SEA
MEDITERRANEAN SEA

Joint Venture (JV) Overview
NuStar entered into a JV agreement
with S-Oil and Aves Oil, two Turkish
companies.
Cost of buying stock in JV entity
~$54 million.
The JV should own 100% of two
terminals in Mersin and land in
Giresun and Ceyhan.  Estimated
terminal capacity 1.3 million barrels.
NuStar should own 75% of the JV
and operate the terminals
Both terminals connect via pipeline
to an offshore platform (SAVKA) 5
km off the Turkish coastline
Upon Projected 1
st
Quarter 2011 Closing, Acquired
Assets in Turkey Provide Platform for Internal Growth
Growth Opportunities
Expansion project under development at Mersin
Expands existing storage by about 70 percent
Potential to tie into NATO Pipeline
Provides access to markets for military fuels
New terminal at Giresun
37-acre site with access to Black Sea ports
200,000 barrel fuel oil terminal under development
Second phase build-out to 1.9 million barrels under
evaluation
New terminal at Ceyhan
Ceyhan is the destination for pipelines delivering
crude from northern Iraq and the Caspian area to
the Mediterranean
173 acre property is well-suited for building up to
6.3 million barrels of storage and marine jetty

Asphalt & Fuels Marketing Segment Overview 17

$27
$22
$37
$10
$37
$90
$70
$74
Asphalt
Fuels Marketing
$3.78
$8.75
$6.37
$7.73
Improved Earnings in Bunkering, Heavy Fuels and Asphalt Operations caused
Segment Results to be higher in 2010…
Segment  Should See Slightly Improved Results in 2011
Asphalt & Fuels Marketing
U.S. East Coast Product Margin ($ per barrel)

2009
Actual
2008
Actual
2000-2007
Average
2010 Summary
Asphalt results slightly higher than 2009.
Total U.S. asphalt demand up ~1% through November.
During the 3 quarter, pipeline disruptions of Canadian crude supply reduced heavy crude runs in the Northeast reducing asphalt supply.
NuStar higher margin rack asphalt sales volumes were ~ 6% higher than 2009.
Fuels Marketing portion of segment $27 million higher than 2009.
Improved bunker marketing earnings at St. Eustatius and our Texas City facility contributed to increased  earnings.
Increased Fuel Oil Trading business at Texas City, also contributed to year-over-year increase.
• Increase primarily attributable to internal growth project coming online at Texas City in the 4 quarter
2011 Outlook
Continued increase in asphalt demand and tighter Asphalt supply in late 2011, due to Conoco Wood River coker coming on-line, should cause asphalt operations EBITDA to be slightly improved.
EBITDA in Fuels Marketing should be slightly higher than 2010.
• Should benefit from full-year of EBITDA from Fuel Oil trading at Texas City.
EBITDA (MM$)
2010
Actual
2006 2007 2008 2009 2010
$80
$111
$127
th
th

Financial Overview 19

12/31/10 Revolver Availability
NuStar Revolver Availability has increased due to
Equity Issuances and Senior Note Issuance –
Credit Ratings and Metrics have Improved as a Result
Total Bank Credit $1,212
Less:
Borrowings (188)
Letters of Credit
Go Zone Financing (294)
Other (5)
Revolver Availability $725
Standard & Poor’s: BBB- (Stable
Outlook)
Moody’s: Baa3 (Stable Outlook)
Fitch: BBB- (Stable Outlook)
Debt/EBITDA (12/31/10): 4.6x
Debt/Capitalization (12/31/10): 44.2%
Credit Ratings/Metrics
(Dollars in Millions)
5.0x Revolver Debt/EBITDA covenant limits true Revolver availability to
~$200 million at 12/31/10
All three Rating Agencies upgraded NuStar to Stable Outlook from
Negative Outlook during 2010

$1.2 billion Credit Facility $188
GO Zone Bonds 290
NuStar Logistics Notes (4.80%) 420
NuStar Logistics Notes (7.65%) 349
NuStar Logistics Notes (6.875%) 103
NuStar Logistics Notes (6.05%) 237
NuStar Pipeline Notes(5.875%) 255
NuStar Pipeline Notes (7.75%) 259
Other Debt 36
Total Debt $2,137
(Dollars in Millions)
No Significant Debt Maturities Until 2012
2011 $0.8
2012 $583*
2013 $493
2014 $0
2015 $0
Thereafter $1,060
*  Primarily includes maturity of $188 million revolver
balance and $362 million of senior notes
12/31/10 Debt Structure 12/31/10 Debt Structure Maturities

No significant debt maturities until 2012 at which time the revolver and some senior notes become due
Forward interest rate swaps in place for $500 million of $830 million 2012 and 2013 senior note maturities
New Credit Revolver terms & pricing seem to be improving as economy improves
Current plan is to hold off closing on a new Revolver until 2012
Debt structure approximately 50% fixed rate – 50% variable rate
No plans to issue additional debt or equity in 2011

Majority of 2011 Internal Growth Capital
Will to be spent in the Storage Segment

(
Dollars in Millions)
Annual Internal Growth Spending By Business Segment
$11
$20
$13
$21
$128
$107
$159
$224
$3
$14
$20
$11
$4
$23
$27
$80
2008 Actual 2009 Actual 2010 Actual 2011 Forecast
Corporate
Asphalt & Fuels Marketing
Storage
Transportation
$164
$146
$219
$336

High quality, large and diverse asset footprint supporting energy infrastructure both in the U.S. and internationally
Contracted fee-based storage and transportation assets provide stable cash flows, delivering 78% of 2010 operating income
Fourth largest independent liquids terminal operator in the world
Diverse and high quality customer base composed of large integrated oil companies, national oil companies and refiners
Strong balance sheet, credit metrics and commitment to maintain investment grade credit ratings
Lower cost of capital than majority of peers
Experienced and proven management team with substantial equity ownership and industry experience
Recognized nationally for safety and environmental record as well as one of the best places to work
Investment Highlights

25 Appendix

Reconciliation of Non-GAAP Financial Information:
EBITDA and Distributable Cash Flow
(Unaudited, Dollars in Thousands)
The following is a reconciliation of net income to EBITDA and distributable cash flow:
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Net income 45,873 $      55,143 $      69,593 $      78,418 $        107,675 $      149,906 $      150,298 $      254,018 $      224,875 $      238,970 $
Plus interest expense, net 3,811           4,880           15,860         20,950           41,388           66,266           76,516           90,818           79,384           78,280
Plus income tax expense -               395              -               -                 4,713             5,861             11,448           11,006           10,531           11,741
Plus depreciation and amortization expense 13,390         16,440         26,267         33,149           64,895           100,266         114,293         135,709         145,743         153,802
EBITDA 63,074         76,858         111,720       132,517         218,671         322,299         352,555         491,551         460,533         482,793
Less equity earnings from joint ventures 3,179           3,188           2,416           1,344             2,319             5,882             6,833             8,030             9,615             10,500
Less interest expense, net 3,811           4,880           15,860         20,950           41,388           66,266           76,516           90,818           79,384           78,280
Less reliability capital expenditures 2,786           3,943           10,353         9,701             23,707           35,803           40,337           55,669           45,163           54,031
Less income tax expense -               -               -               -                 4,713             5,861             11,448           11,006           10,531           11,741
Plus mark-to-market impact on hedge transactions -               -               -               -                 -                 -                 3,131             (9,784)            19,970           (17,640)
Plus charges reimbursed by general partner -               -               -               -                 -                 575                -                 -                 -                 -
Plus distributions from joint ventures 2,874           3,590           2,803           1,373             4,657             5,141             544                2,835             9,700             9,625
Plus other non-cash items -               -               -               -                 2,672             -                 -                 -                 -                 -
Distributable cash flow 56,172 $      68,437 $      85,894 $      101,895 $      153,873 $      214,203 $      221,096 $      319,079 $      345,510 $      320,226 $
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations.
Year Ended December 31,
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP).
Management uses these financial measures because they are a widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Transportation Segment

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009 2010
Operating income 122,714 $          126,508 $                 135,086 $          139,869 $          148,571 $
Plus depreciation and amortization expense 47,145 49,946 50,749 50,528 50,617
EBITDA 169,859 $          176,454 $                 185,835 $          190,397 $          199,188 $
Projected incremental operating income range $    1,000  - 4,000
Plus projected incremental depreciation and
amortization expense range 0  - 1,000
Projected incremental EBITDA range $    1,000  - 5,000
Projected decrease in operating income range ($ 5,500 - 11,000)
Plus projected incremental depreciation and
amortization expense range 500 - 1,000
Projected decrease in EBITDA range ($ 5,000 - 10,000)
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore,
EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
Transportation
Segment
Year Ended December 31,
The following is a reconciliation of projected decrease in operating income to projected decrease in EBITDA for the year ended December 31, 2011 compared to the year ended December 31, 2010:
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA related to our internal growth program for the year ended December 31, 2011 compared to the year ended December 31, 2010:
Transportation
Segment

Reconciliation of Non-GAAP Financial Information:
Storage Segment

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009 2010
Operating income 108,486 $          114,635 $                 141,079 $          171,245 $            178,947 $
Plus depreciation and amortization expense 53,121 62,317 66,706 70,888 77,071
EBITDA 161,607 $          176,952 $                 207,785 $          242,133 $            256,018 $
Projected incremental operating income range $ 25,000  - 34,000
Plus projected incremental depreciation and
amortization expense range 5,000  - 6,000
Projected incremental EBITDA range $ 30,000  - 40,000
St. James, LA
Terminal
Expansion
Phase 1
St. Eustatius
Distillate
Project
Projected annual operating income range $ 11,000  - 20,000 $  4,000  - 8,000
Plus projected annual depreciation and
amortization expense range 4,000  - 5,000 1,000  - 2,000
Projected annual EBITDA range $ 15,000  - 25,000 $ 5,000  - 10,000
The following is a reconciliation of projected annual operating income to projected annual EBITDA for certain projects in our storage segment related to our internal growth program:
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA related to our internal growth program for the year ended December 31, 2011 compared to the year ended December 31, 2010:
Storage
Segment
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
Year Ended December 31,

Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing Segment

(Unaudited, Dollars in Thousands)
Asphalt
Operations
Fuels
Marketing
Operations
Asphalt and
Fuels Marketing
Segment
Operating income
53,977 $                   36,884 $                90,861 $
Plus depreciation and amortization expense
20,164 93                            20,257
EBITDA
74,141 $                   36,977 $                111,118 $
Asphalt
Operations
Fuels
Marketing
Operations
Asphalt and
Fuels Marketing
Segment
Operating income
50,710 $                   9,919 $                   60,629 $
Plus depreciation and amortization expense
19,463 -                               19,463
EBITDA 70,173 $                   9,919 $                   80,092 $
Year Ended
December 31, 2007
Year Ended
December 31, 2006
Asphalt
Operations
Fuels
Marketing
Operations
Asphalt and
Fuels Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Operating income
76,267 $                   36,239 $                112,506 $               21,111 $                        26,815 $
Plus depreciation and amortization expense
14,182 552                          14,734 423 -
EBITDA 90,449 $                   36,791 $                127,240 $               21,534 $                        26,815 $
Year Ended December 31, 2010
Year Ended December 31, 2009
Year Ended December 31, 2008
The following tables reconcile operating income to EBITDA for asphalt operations and fuels marketing operations in our asphalt and fuels marketing segment:
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Asphalt Operations Distributable Cash Flow

(Unaudited, Dollars in Thousands)
2010 2009 2008 Total
Asphalt operations operating income 53,977 $                   50,710 $                   76,267 $                   180,954 $
Plus depreciation and amortization 20,164 19,463 14,182 53,809
Asphalt operations EBITDA 74,141 70,173 90,449 234,763
Less general & administrative expense 19,954 16,105 18,640 54,699
Less interest expense 27,851 26,056 20,150 74,057
Less income tax expense 120 489 0 609
Less reliability capital expenditures 5,790 6,962 4,126 16,878
Asphalt operations distributable cash flow 20,426 $                   20,561 $                   47,533 $                   88,520 $
EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
The following is a reconciliation of operating income to projected annual adjusted EBITDA for certain projects in our storage segment related to our internal growth program:
Allocated to asphalt operations for
distributable cash flow purposes:
Year Ended December 31,